UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ENTERPRISE 4.0 TECHNOLOGY ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ENTERPRISE 4.0 TECHNOLOGY ACQUISITION CORP.

630 RAMONA STREET

PALO ALTO, CA 94301

LETTER TO SHAREHOLDERS

Dear Enterprise 4.0 Technology Acquisition Corp. Shareholder:

You are cordially invited to attend the extraordinary general meeting in lieu of an annual general meeting of Enterprise 4.0 Technology Acquisition Corp., a Cayman Islands exempted company (the “Company”), which will be held on April 20, 2023, at 12:00 p.m. Eastern Time (the “Meeting”), at the offices of the Company located at 630 Ramona Street, Palo Alto, CA 94301, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/ent40acquisitioncorp/2023. You will not be required to attend the meeting in person in order to vote, and we encourage virtual participation.

The attached Notice of the Meeting and proxy statement describe the business the Company will conduct at the Meeting and provide information about the Company that you should consider when you vote your shares. As set forth in the attached proxy statement, the Meeting will be held for the purpose of considering and voting on the following proposals:

1.

Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, the Company’s Amended and Restated Memorandum and Articles of Association (the “Memorandum and Articles of Association”) to give the Company’s board of directors (the “Board”) the right to extend the date by which the Company has to consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses (a “business combination”) (such date, the “Termination Date”) from April 21, 2023 (the “Original Termination Date”) on a monthly basis up to six (6) times (as extended, the “Charter Extension”) until October 21, 2023 (as extended, the “Charter Extension Date”), or for a total of up to six (6) months after the Original Termination Date (or such earlier date as determined by the Board) (the “Extension Amendment Proposal”);

2.

Proposal No. 2 — Founder Share Amendment Proposal — To amend, by way of special resolution, the Memorandum and Articles of Association to provide for the right of a holder of our Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), to convert into Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares,” and together with the Class B Ordinary Shares, the “Ordinary Shares”) on a one-for-one basis at any time prior to the closing of a Business Combination at the option of a holder of Class B Ordinary Shares (the “Founder Share Amendment Proposal,” and together with the Extension Amendment Proposal, the “Charter Amendment Proposals,” and such amendments being herein referred to collectively as the “Charter Amendments”);

3.

Proposal No. 3 — Auditor Ratification Proposal — To ratify the selection by our prior audit committee of the Board of WithumSmith+Brown, PC (“Withum”) to serve as our independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Ratification Proposal”); and

4.

Proposal No. 4 — Adjournment Proposal — To adjourn the Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Charter Amendment Proposals and, if necessary, the Adjournment Proposal, is to allow for the conversion of Class B Ordinary Shares into Class A Ordinary Shares at any time prior to the closing of the Business Combination, and to allow the Company additional time to complete an initial business combination (the “Business Combination”), particularly given the recent change in the Company’s management, as further discussed in this proxy statement and accompanying information statement, and to allow such new management team time additional time to focus on its search for a Business Combination target. The Company currently has until April 21, 2023 to complete the Business Combination. The Board has determined that it is in the best interests of the Company to seek an extension of the Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal to allow additional time to consummate the Business Combination. Without the Charter Extension, the Company believes that the Company will not be able to complete the Business Combination on or before the Original Termination Date. If that were to occur, the Company would be precluded from completing the Business Combination and would be forced to liquidate on the Original Termination Date.

As contemplated by the Memorandum and Articles of Association, the holders of the Class A Ordinary Shares issued as part of the units sold in the Company’s initial public offering (the “Public Shares”) may elect (the “Election”) to redeem their Public Shares upon approval of the Extension Amendment Proposal at a per share price, payable in cash, equal to the aggregate amount then on deposit in a trust account, including interest earned and not previously released to the Company to pay its tax obligations, if any (the “Trust Account”), established to hold a portion of the proceeds of the initial public offering (the “initial public offering”) and the concurrent sale of the Private Placement Units (as defined below), divided by the number of Public Shares then in issue (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), the holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of the Business Combination. In addition, public shareholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed the Business Combination by the Charter Extension Date. Our sponsor, ENT4.0 Technology Sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”), owns 7,500,000 shares (the “Founder Shares”) of our Class B Ordinary Shares that were issued to the Sponsor prior to the Company’s initial public offering, after giving effect to a 1.044 for 1 share dividend effected in October 2021. In addition, our Sponsor owns 600,000 private placement units (the “Private Placement Units”), which were purchased in a private placement that occurred simultaneously with the completion of the Company’s initial public offering. If the Founder Share Amendment Proposal is approved and implemented, the Sponsor has informed us that the Sponsor intends to convert on a one-for-one basis 7,499,999 of the Class B Ordinary Shares held by it into 7,499,999 shares of Class A Ordinary Shares (the “Founder Conversion”), and consequently, following the Founder Conversion, our Sponsor will continue to own one (1) share of the Class B Ordinary Shares. For purposes of this proxy statement, where the context warrants, the 7,499,999 shares of Class A Ordinary Shares that will be issued to our Sponsor in connection with the Founder Conversion and the one (1) share of Class B Ordinary Share continued to be owned by our Sponsor shall also be the “Founder Shares” following the Founder Conversion. The Sponsor has agreed to take such actions as appropriate to provide that the Founder Shares following the Founder Conversion will be subject to the same restrictions as the Class B Ordinary Shares were subject to before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial Business Combination as described in the prospectus for our initial public offering. The Founder Shares are entitled to registration rights. Our Sponsor has informed us that it will consummate the Founder Conversion, in part, on the basis that having additional shares of our Class A Ordinary Shares issued and outstanding may assist the Company in meeting applicable continued listing requirements of the Nasdaq Stock Market LLC.

On April 7, 2023, the Company received the contingent resignations of Alex Vieux and Steven Fletcher as directors of the Company and as Co-Chief Executive Officers and Co-Chief Financial officers of the Company to take effect immediately upon the filing of the amendment to the Memorandum and Articles of Association to effectuate the Charter Amendments (such condition being referred to herein as the “Charter Condition”). To the knowledge of the Company, the proposed resignations of Messrs. Vieux and Fletcher were not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. On April 7, 2023, the Board resolved to appoint Louis G. Lange and Ross Haghighat as the Class I directors, Ronald Eastman as the Class II director and Glen Giovannetti as the Class III director of the Company, to take effect immediately upon the satisfaction of the Charter Condition. The Board also appointed Mr. Haghighat as the Company’s Chief Executive Officer and Chief Financial Officer of the Company, to take effect immediately upon the satisfaction of the Charter Condition, and Mr. Haghighat shall constitute the sole executive officer of the Company. The Company will not be paying compensation to the newly appointed directors or officer. Information with respect to Messrs. Eastman, Lange, Giovannetti and Haghighat (collectively, the “New Management Team”) is set forth in this proxy statement. In addition, and as previously disclosed by the Company, the Board has determined, for commercial and other reasons, with the implementation of the New Management Team, to consider changing the focus of the Company’s search for a Business Combination from within the technology industry to possibly seeking a target in another industry. The Company notes that notwithstanding the change of focus, neither it nor the New Management Team is limited to a particular industry or sector for purposes of completing a Business Combination.

On the Record Date (as defined below), the redemption price per share was approximately $10.43 (which is expected to be the same approximate amount two business days prior to the Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $313 million as of the Record Date (including interest not previously released to the Company to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the Nasdaq Capital Market on the Record Date was $10.41. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.02 more per share than if the shares were sold in the open market. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if the Company does not complete the Business Combination on or before the Original Termination Date.

Additionally, if the Extension Amendment Proposal is approved and implemented, the Sponsor or its designees has agreed to contribute to the Company as a loan the lesser of (x) $150,000 or (y) $0.03 per month for each Public Share that is not redeemed in connection with the Charter Extension for each calendar month (commencing on April 21, 2023 and on the 21st day of each subsequent month) until the Charter Extension Date, or portion thereof, that is needed to complete a Business Combination (such loans, the “Contribution”), which amount will be deposited into the Trust Account. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the Business Combination. If more than 5,000,000 Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we complete the Business Combination on October 21, 2023, which would represent six (6) calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, then the aggregate amount deposited per share will be approximately $0.03 per share, with the aggregate maximum contribution to the Trust Account being $900,000. However, if 25,000,000 Public Shares are redeemed and 5,000,000 of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such six-month period will be approximately $0.18 per share.

Assuming the Extension Amendment Proposal is approved, the initial Contribution amount will be deposited into the Trust Account promptly following the Original Termination Date. Each additional monthly Contribution will be deposited in the Trust Account on or around the 21st day of such calendar month. The Contributions are conditioned upon the implementation of the Charter Extension. The Contributions will not be made if the Charter Extension is not approved or the extension is not completed. The amount of the Contributions, which are loans, will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Contributions, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the shareholders at the Meeting and we will wind up, liquidate and dissolve in accordance with the Memorandum and Articles of Association. Our Board will have the sole discretion whether to extend for additional calendar months following April 21, 2023 until October 21, 2023 and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees will not make any additional Contributions following such determination.

If the Extension Amendment Proposal is not approved and the Business Combination is not completed on or before the Original Termination Date, April 21, 2023, as contemplated by and in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations, if any (less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

Subject to the foregoing, the approval of each of the Extension Amendment Proposal and the Founder Share Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting.

Approval of the Auditor Ratification Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Meeting and entitled to vote on such matter. The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Meeting.

The Board has fixed the close of business on March 6, 2023 (the “Record Date”) as the date for determining the Company’s shareholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Meeting or any adjournment thereof.

The Company believes that it is in the best interests of the Company’s shareholders that the Company obtains the Charter Amendments and that the selection of Withum as the Company’s independent registered public accounting firm for the year ending December 31, 2023 is ratified. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal are in the best interests of the Company and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the proxy statement containing detailed information about the Meeting, the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal, the Adjournment Proposal and the New Management Team. Whether or not you plan to attend the Meeting, the Company urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Enterprise 4.0 Technology Acquisition Corp.

/s/ Steven Fletcher
Steven Fletcher
Co-Chief Executive Officer

Your vote is very important. Whether or not you plan to attend the Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented and voted at the Meeting. The approval of each of the Extension Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes which are cast by those holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting or any adjournment thereof. Approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person or by proxy at the Meeting and entitled to vote thereon. Accordingly, if you fail to vote in person or by proxy at the Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, Founder Share Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal are approved by the requisite majorities. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Meeting.

NOTICE OF AN EXTRAORDINARY GENERAL MEETING IN LIEU OF AN ANNUAL GENERAL MEETING OF SHAREHOLDERS

OF ENTERPRISE 4.0 TECHNOLOGY ACQUISITION CORP.

TO BE HELD ON APRIL 20, 2023

To the Shareholders of Enterprise 4.0 Technology Acquisition Corp.:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting in lieu of an annual general meeting of the shareholders of Enterprise 4.0 Technology Acquisition Corp., a Cayman Islands exempted company (the “Company”), will be held on April 20, 2023, at 12:00 p.m. Eastern Time (the “Meeting”), at the offices of the Company located at 630 Ramona Street, Palo Alto, CA 94301, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/ent40acquisitioncorp/2023. You will not be required to attend the meeting in person in order to vote, and we encourage virtual participation. You are cordially invited to attend the Meeting for the purpose of considering and voting on the following proposals, more fully described below in this proxy statement, which is dated April 10, 2023 and is first being mailed to shareholders on or about April 10, 2023:

1.

Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, the Company’s Amended and Restated Memorandum and Articles of Association (the “Memorandum and Articles of Association”) to give the Company’s board of directors (the “Board”) the right to extend the date by which the Company has to consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses (a “business combination”) (such date, the “Termination Date”) from April 21, 2023 (the “Original Termination Date”) on a monthly basis up to six (6) times (as extended, the “Charter Extension”) until October 21, 2023 (as extended, the “Charter Extension Date”), or for a total of up to six (6) months after the Original Termination Date (or such earlier date as determined by the Board) (the “Extension Amendment Proposal”);

2.

Proposal No. 2 — Founder Share Amendment Proposal — To amend, by way of special resolution, the Memorandum and Articles of Association to provide for the right of a holder of our Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), to convert into Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares,” and together with the Class B Ordinary Shares, the “Ordinary Shares”) on a one-for-one basis at any time prior to the closing of a Business Combination at the option of a holder of Class B Ordinary Shares (the “Founder Share Amendment Proposal,” and together with the Extension Amendment Proposal, the “Charter Amendment Proposals,” and such amendments being herein referred to collectively as the “Charter Amendments”);

3.

Proposal No. 3 — Auditor Ratification Proposal — To ratify the selection by our prior audit committee of the Board (the “Audit Committee”) of WithumSmith+Brown, PC (“Withum”) to serve as our independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Ratification Proposal”); and

4.

Proposal No. 4 — Adjournment Proposal — To adjourn the Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow for the conversion of Class B Ordinary Shares into Class A Ordinary Shares at any time prior to the closing of a Business Combination, and to allow the Company additional time to complete an initial business combination (the “Business Combination”), particularly given the recent change in the Company’s management, as further discussed in this proxy statement and accompanying information statement, and to allow such new management team time additional time to focus on its search for a Business Combination target. The Company currently has until April 21, 2023 to complete the Business Combination. The Board has determined that it is in the best interests of the Company to seek an extension of the Original Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal to allow for a short period of additional time to consummate the Business Combination. Without the Charter Extension, the Company believes that the Company will not be able to complete the Business Combination on or before the Original Termination Date. If that were to occur, the Company would be precluded from completing the Business Combination and would be forced to liquidate on the Original Termination Date.

As contemplated by the Memorandum and Articles of Association, the holders of the Class A Ordinary Shares issued as part of the units sold in the Company’s initial public offering (the “Public Shares”) may elect (the “Election”) to redeem their Public Shares upon approval of the Extension Amendment Proposal at a per share price, payable in cash, equal to the aggregate amount then on deposit in a trust account, including interest earned and not previously released to the Company to pay its tax obligations, if any (the “Trust Account”), established to hold a portion of the proceeds of the initial public offering (the “initial public offering”) and the concurrent sale of the Private Placement Units (as defined below), divided by the number of Public Shares then in issue (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), the holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of the Business Combination. In addition, public shareholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed the Business Combination by the Charter Extension Date. Our sponsor, ENT4.0 Technology Sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”), owns 7,500,000 shares (the “Founder Shares”) of our Class B Ordinary Shares that were issued to the Sponsor prior to the Company’s initial public offering, after giving effect to a 1.044 for 1 share dividend effected in October 2021. In addition, our Sponsor owns 600,000 private placement units (the “Private Placement Units”), which were purchased in a private placement that occurred simultaneously with the completion of the Company’s initial public offering. If the Founder Share Amendment Proposal is approved and implemented, the Sponsor has informed us that the Sponsor intends to convert on a one-for-one basis 7,499,999 of the Class B Ordinary Shares held by it into 7,499,999 shares of Class A Ordinary Shares (the “Founder Conversion”), and consequently, following the Founder Conversion, our Sponsor will continue to own one (1) share of the Class B Ordinary Shares. For purposes of this proxy statement, where the context warrants, the 7,499,999 shares of Class A Ordinary Shares that will be issued to our Sponsor in connection with the Founder Conversion and the one (1) share of Class B Ordinary Share continued to be owned by our Sponsor shall also be the “Founder Shares” following the Founder Conversion. The Sponsor has agreed to take such actions as appropriate to provide that the Founder Shares following the Founder Conversion will be subject to the same restrictions as the Class B Ordinary Shares were subject to before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial Business Combination as described in the prospectus for our initial public offering. The Founder Shares are entitled to registration rights. Our Sponsor has informed us that it will consummate the Founder Conversion, in part, on the basis that having additional shares of our Class A Ordinary Shares issued and outstanding may assist the Company in meeting applicable continued listing requirements of the Nasdaq Stock Market LLC.

On April 7, 2023, the Company received the contingent resignations of Alex Vieux and Steven Fletcher as directors of the Company and as Co-Chief Executive Officers and Co-Chief Financial officers of the Company to take effect immediately upon the filing of the amendment to the Memorandum and Articles of Association to effectuate the Charter Amendments (such condition being referred to herein as the “Charter Condition”). To the knowledge of the Company, the proposed resignations of Messrs. Vieux and Fletcher were not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. On April 7, 2023, the Board resolved to appoint Louis G. Lange and Ross Haghighat as the Class I directors, Ronald Eastman as the Class II director and Glen Giovannetti as the Class III director of the Company, to take effect immediately upon the satisfaction of the Charter Condition. The Board also appointed Mr. Haghighat as the Company’s Chief Executive Officer and Chief Financial Officer of the Company, to take effect immediately upon the satisfaction of the Charter Condition, and Mr. Haghighat shall constitute the sole executive officer of the Company. The Company will not be paying compensation to the newly appointed directors or officer.

Information with respect to Messrs. Eastman, Lange, Giovannetti and Haghighat (collectively, the “New Management Team”) is set forth in this proxy statement. In addition, and as previously disclosed by the Company, the Board has determined, for commercial and other reasons, with the implementation of the New Management Team, to consider changing the focus of the Company’s search for a Business Combination from within the technology industry to possibly seeking a target in another industry. The Company notes that notwithstanding the change of focus, neither it nor the New Management Team is limited to a particular industry or sector for purposes of completing a Business Combination.

On the Record Date (as defined below), the redemption price per share was approximately $10.43 (which is expected to be the same approximate amount two business days prior to the Meeting), based on the aggregate amount on deposit in the Trust Account of $313 million as of the Record Date (including interest not previously released to the Company to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the Nasdaq Capital Market (“Nasdaq”) on the Record Date was $10.41. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.02 more per share than if the shares were sold in the open market. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if the Company does not complete the Business Combination on or before the Original Termination Date.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. The Company cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account, may be only a small fraction of the approximately $313 million that was in the Trust Account as of the Record Date.

Additionally, if the Extension Amendment Proposal is approved and implemented, the Sponsor or its designees has agreed to contribute to the Company as a loan the lesser of (x) $150,000 or (y) $0.03 per month for each Public Share that is not redeemed in connection with the Charter Extension for each calendar month (commencing on April 21, 2023 and on the 21st day of each subsequent month) until the Charter Extension Date, or portion thereof, that is needed to complete a Business Combination (such loans, the “Contribution”), which amount will be deposited into the Trust Account. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the Business Combination. If more than 5,000,000 Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we complete the Business Combination on October 21, 2023, which would represent six (6) calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, then the aggregate amount deposited per share will be approximately $0.03 per share, with the aggregate maximum contribution to the Trust Account being $900,000. However, if 25,000,000 Public Shares are redeemed and 5,000,000 of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such six-month period will be approximately $0.18 per share.

Assuming the Extension Amendment Proposal is approved, the initial Contribution amount will be deposited into the Trust Account promptly following the Original Termination Date. Each additional monthly Contribution will be deposited in the Trust Account on or around the 21st day of such calendar month. The Contributions are conditioned upon the implementation of the Charter Extension. The Contributions will not be made if the Charter Extension is not approved or the extension is not completed. The amount of the Contributions, which are loans, will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Contributions, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the shareholders at the Meeting and we will wind up, liquidate and dissolve in accordance with the

Memorandum and Articles of Association. Our Board will have the sole discretion whether to extend for additional calendar months following April 21, 2023 until October 21, 2023 and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees will not make any additional Contributions following such determination.

If the Extension Amendment Proposal is not approved and the Business Combination is not completed on or before the Original Termination Date, April 21, 2023, as contemplated by and in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations, if any (less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

To exercise your redemption rights, you must tender your Public Shares to the Company’s transfer agent at least two business days prior to the Meeting. You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to exercise your redemption rights.

Subject to the foregoing, the approval of each of the Extension Amendment Proposal and the Founder Share Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting.

Approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Meeting and entitled to vote on such matter. The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal or the Auditor Ratification Proposal at the Meeting.

Record holders of Ordinary Shares at the close of business on March 6, 2023 (the “Record Date”) are entitled to vote or have their votes cast at the Meeting. On the Record Date, there were 30,700,000 issued and outstanding Class A Ordinary Shares, which includes 700,000 Class A Ordinary Shares that are included in the Private Placement Units, and 7,500,000 issued and outstanding Class B Ordinary Shares. The Company’s warrants do not have voting rights.

A shareholder who is entitled to attend and vote at the Meeting is entitled to appoint one or more proxies to attend and vote instead of that shareholder, and that such proxyholder need not be a shareholder of the Company.

This proxy statement contains important information about the Meeting, the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal. Whether or not you plan to attend the Meeting, the Company urges you to read this material carefully and vote your shares.

This proxy statement is dated April 10, 2023 and is first being mailed to shareholders on or about April 10, 2023.

By Order of the Board of Directors of Enterprise 4.0 Technology Acquisition Corp.

/s/ Steven Fletcher
Steven Fletcher
Co-Chief Executive Officer

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the Company’s current views with respect to, among other things, the Company’s capital resources and results of operations. Likewise, the Company’s financial statements and all of the Company’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	the Company’s ability to complete the Business Combination;

•	the anticipated benefits of the Business Combination;

•	the volatility of the market price and liquidity of the Class A Ordinary Shares and other securities of the Company;

•	the use of funds not held in the Trust Account or available to the Company from interest income on the Trust Account balance;

•	the competitive environment in which our successor will operate following the Business Combination; and

•	proposed changes in Securities and Exchange Commission (the “SEC”) rules related to special purpose acquisition companies (“SPACs”).

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law.

For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2021 and December 31, 2022, as filed with the SEC on February 28, 2022 and March 27, 2023, respectively, the Company’s Quarterly Reports on Form 10-Q as filed with the SEC on May 11, 2022, August 8, 2022 and November 7, 2022 and in other reports the Company files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Meeting and the proposals to be presented at the Meeting. The following questions and answers do not include all the information that is important to the Company’s shareholders. Shareholders are urged to read carefully this entire proxy statement, including Annex A and the other documents referred to herein, to fully understand the proposal to be presented at the Meeting and the voting procedures for the Meeting, which will be held on April 20, 2023, at 12:00 p.m., Eastern Time. The Meeting will be held at the offices of the Company located at 630 Ramona Street, Palo Alto, CA 94301, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned. We will also be hosting the Meeting via live webcast on the Internet. You will not be required to attend the meeting in person in order to vote, and we encourage virtual participation. You can participate in the Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/ent40acquisitioncorp/2023.

Q:	Why am I receiving this proxy statement?

A:

The Company is a blank check company incorporated as a Cayman Islands exempted company on May 3, 2021 for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses or entities. On October 21, 2021, the Company consummated its initial public offering of 30,000,000 Units, each consisting of one Class A Ordinary Share and one-half (1/2) of one redeemable warrant to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, generating an aggregate amount of gross proceeds of $300,000,000. Simultaneously with the closing of the initial public offering, the Company consummated the private placement of an aggregate of 700,000 Private Placement Units, each consisting of one Class A Ordinary Share and one-half (1/2) of one redeemable warrant to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, at a price of $10.00 per Private Placement Units, generating gross proceeds of $7,000,000. The total offering generated an aggregate amount of gross proceeds of $307,000,000 to the Company.

Like most blank check companies, the Company’s Memorandum and Articles of Association provide for the return of the initial public offering proceeds held in the Trust Account to the holders of Public Shares sold in the initial public offering if there is no qualifying Business Combination(s) consummated on or before the Termination Date.

The Company believes that it is in the best interests of the Company’s shareholders to continue the Company’s existence until the Charter Extension Date if necessary in order to allow the Company additional time to complete the Business Combination and is therefore holding this Meeting.

Q:	When and where is the Meeting?

A:

The Meeting will be held at the offices of the Company located at 630 Ramona Street, Palo Alto, CA 94301. We will also be hosting the Meeting via live webcast on the Internet at https://www.cstproxy.com/ent40acquisitioncorp/2023. The webcast will start at 12:00 p.m. Eastern Time, on April 20, 2023.

Q:	Can I attend the Meeting in person?

A:

Yes. The Meeting will be held at the offices of the Company located at 630 Ramona Street, Palo Alto, CA 94301. We will also be hosting the Meeting via live webcast on the Internet. The webcast will start at 12:00 p.m. Eastern Time, on April 20, 2023. Any shareholder can listen to and participate in the Meeting live via the Internet at https://www.cstproxy.com/ent40acquisitioncorp/2023. Shareholders may vote and submit questions while connected to the Meeting on the Internet with the voter control number included on your proxy card.

Q:	What do I need in order to be able to participate in the Meeting online?

A:

You can attend the Meeting via the Internet by visiting https://www.cstproxy.com/ent40acquisitioncorp/2023. You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Meeting. If you do not have a voter control number, you will be able to listen to the meeting only and you will not be able to vote or submit questions during the Meeting.

Q:	What are the specific proposals on which I am being asked to vote at the Meeting?

A:	The Company’s shareholders are being asked to consider and vote on the following proposals:

1.

Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, the Company’s Memorandum and Articles of Association to give the Company’s Board the right to extend the Termination Date from April 21, 2023 on a monthly basis up to six (6) times until October 21, 2023, or for a total of up to six (6) months after the Original Termination Date (or such earlier date as determined by the Board);

2.

Proposal No. 2 – Founder Share Amendment Proposal — To amend, by way of special resolution, the Memorandum and Articles of Association to provide for the right of a holder of our Class B Ordinary Shares to convert into Class A Ordinary Shares on a one-for-one basis at any time prior to the closing of a Business Combination at the option of a holder of Class B Ordinary Shares;

3.

Proposal No. 3 — Auditor Ratification Proposal — To ratify the selection by our Audit Committee of Withum to serve as our independent registered public accounting firm for the year ending December 31, 2023; and

4.

Proposal No. 4 — Adjournment Proposal — To adjourn the Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals.

Q:	Are the proposals conditioned on one another?

A:

Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. While the Extension Amendment Proposal is not conditioned upon the adoption of the Founder Share Amendment Proposal, or vice versa, if the Extension Amendment Proposal is not approved and the Charter Extension is not implemented, the Company will wind up, liquidate and dissolve, and therefore, we will not implement the Founder Share Amendment Proposal. Conversely, if the Founder Share Amendment Proposal is not approved and the Sponsor is unable to complete the Founder Conversion, our Board may elect not to implement the Extension Amendment Proposal, even if approved, due to us not being able to meet applicable continued listing requirements of the Nasdaq Stock Market LLC.

If the Charter Extension is implemented and one or more of the Company’s shareholders elect to redeem their Public Shares pursuant to the Redemption, the Company will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds, including interest earned but net of taxes payable, available in the Trust Account with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating the Business Combination on or before the Charter Extension Date.

If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the Trust Account following the Redemption if the Charter Extension Amendment Proposal is approved and the Charter Extension is implemented, and the amount remaining in the Trust Account may be only a small fraction of the approximately $313 million that was in the Trust Account as of the Record Date.

Additionally, if the Extension Amendment Proposal is approved and implemented, the Sponsor or its designees has agreed to contribute to the Company as a loan the lesser of (x) $150,000 or (y) $0.03 per month for each Public Share that is not redeemed in connection with the Charter Extension for each calendar month (commencing on April 21, 2023 and on the 21st day of each subsequent month) until the Charter Extension Date, or portion thereof, that is needed to complete a Business Combination, which amount will be deposited into the Trust Account. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the Business Combination. If more than 5,000,000 Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we complete the Business Combination on October 21, 2023, which would represent six (6) calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, then the aggregate amount deposited per share will be approximately $0.03 per share, with the aggregate maximum contribution to the Trust Account being $900,000. However, if 25,000,000 Public Shares are redeemed and 5,000,000 of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such six-month period will be approximately $0.18 per share.

Assuming the Extension Amendment Proposal is approved, the initial Contribution amount will be deposited into the Trust Account promptly following the Original Termination Date. Each additional monthly Contribution will be deposited in the Trust Account on or around the 21st day of such calendar month. The Contributions are conditioned upon the implementation of the Charter Extension. The Contributions will not be made if the Extension Amendment Proposal is not approved or the extension is not completed. The amount of the Contributions, which are loans, will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Contributions, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the shareholders at the Meeting and we will wind up, liquidate and dissolve in accordance with the Memorandum and Articles of Association. Our Board will have the sole discretion whether to extend for additional calendar months following April 21, 2023 until October 21, 2023 and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees will not make any additional Contributions following such determination.

If the Extension Amendment Proposal is not approved and the Business Combination is not completed on or before the Original Termination Date, April 21, 2023, as contemplated by and in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations, if any (less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor has waived its rights to participate in any liquidating distribution with respect to its 7,500,000 Founder Shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

The Auditor Ratification Proposal is not conditioned on the approval of the Charter Amendment Proposals or the Adjournment Proposal.

The Adjournment Proposal is not conditioned on the approval of either of the other three proposals. If any of the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Auditor Ratification Proposal is not approved by the Company’s shareholders, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension, the Founder Share Amendment Proposal or the Auditor Ratification Proposal.

Q:	Why is the Company proposing the Charter Amendment Proposals and the Adjournment Proposal?

A:

The Company’s Memorandum and Articles of Association provide for the return of the initial public offering proceeds held in trust to the holders of Public Shares sold in the initial public offering if there is no qualifying Business Combination consummated on or before the Original Termination Date. As explained below, we will not be able to complete a Business Combination by that date. We believe the New Management Team gives the Company a better chance to complete an initial Business Combination, but they will need some additional time to source potential Business Combination targets. Without the Charter Extension, the Company believes that the Company will not be able to complete the Business Combination on or before the Original Termination Date. If that were to occur, the Company would be forced to liquidate on the Original Termination Date. Accordingly, the Board is proposing the Extension Amendment to extend the Company’s corporate existence until the Charter Extension Date.

The Company believes that given its expenditure of time, effort and money on finding a Business Combination, circumstances warrant providing public shareholders an opportunity to consider the Business Combination. Accordingly, the Board is proposing the Charter Amendment Proposals to amend our Memorandum and Articles of Association in the form set forth in Annex A hereto to, among other things, (i) extend the date by which we must (a) consummate a Business Combination, (b) cease our operations if we fail to complete such Business Combination, and (c) redeem or repurchase 100% of the Public Shares sold in our initial public offering from April 21, 2023 to October 21, 2023 (or such earlier date as determined by the Board) and (ii) to provide for the right of a holder of Class B Ordinary Shares to convert into Class A Ordinary Shares on a one-for-one basis at any time prior to the closing of a Business Combination at the option of a holder of Class B Ordinary Shares. While the Extension Amendment Proposal is a condition of the Charter Extension, the Founder Share Amendment Proposal is not a condition to the implementation of the Charter Extension.

If any of the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Auditor Ratification Proposal is not approved by the Company’s shareholders, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposals or the Auditor Ratification Proposal. If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

Q:	What vote is required to approve the proposals presented at the Meeting?

A:

The approval of each of the Extension Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes which are cast by of those holders of the Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting.

Approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Meeting and entitled to vote thereon.

A shareholder of the Company who attends the Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending its duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholder will be counted) for the purposes of determining whether a quorum is present at the Meeting. The presence, in person or by proxy or by duly authorized representative, at the Meeting of the holders of one-third of all issued and outstanding Ordinary Shares entitled to attend and vote at the Meeting shall constitute a quorum for the Meeting.

At the Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal.

Q:	Why should I vote “FOR” the Charter Amendment Proposals?

A:

The Company believes shareholders will benefit from the Company consummating the Business Combination and is proposing the Extension Amendment Proposal to extend the date by which the Company has to complete the Business Combination until the Charter Extension Date. Without the Charter Extension, the Company believes that the Company will not be able to complete the Business Combination on or before the Original Termination Date. If that were to occur, the Company would be forced to liquidate on the Original Termination Date.

Q:	Why should I vote “FOR” the Auditor Ratification Proposal?

A:

Withum has served as the Company’s independent registered public accounting firm since 2021. Our Audit Committee and Board believe that stability and continuity in the Company’s auditor is important as we continue to search for and complete the Business Combination. Our Board recommends that you vote in favor of the Auditor Ratification Proposal.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:

If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Auditor Ratification Proposal.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q:	Who will run the Company if the Charter Amendment Proposals are approved?

A:

On April 7, 2023, the Company received the contingent resignations of Alex Vieux and Steven Fletcher as directors of the Company and as Co-Chief Executive Officers and Co-Chief Financial officers of the Company to take effect immediately upon the filing of the amendment to the Memorandum and Articles of Association to effectuate the Charter Amendments. On April 7, 2023, the Board resolved to appoint Louis G. Lange and Ross Haghighat as the Class I directors, Ronald Eastman as the Class II director and Glen Giovannetti as the Class III director of the Company, to take effect immediately upon the satisfaction of the Charter Condition. The Board also appointed Mr. Haghighat as the Company’s Chief Executive Officer and Chief Financial Officer of the Company, to take effect immediately upon the satisfaction of the Charter Condition, and Mr. Haghighat shall constitute the sole executive officer of the Company. The Company will not be paying compensation to the newly appointed directors or officer. Information with respect to Messrs. Eastman, Lange, Giovannetti and Haghighat (collectively, the “New Management Team”) is set forth in this proxy statement.

In addition, and as previously disclosed by the Company, the Board has determined, for commercial and other reasons, with the implementation of the New Management Team, to consider changing the focus of the Company’s search for a Business Combination from within the technology industry to possibly seeking a target in another industry. The Company notes that notwithstanding the change of focus, neither it nor the New Management Team is limited to a particular industry or sector for purposes of completing a Business Combination.

Q:	If the Charter Amendment Proposals are approved, what happens next?

A:

If the Extension Amendment Proposal is approved, the Extension will be implemented, the Withdrawal Amount will be removed from the Trust Account and distributed to redeeming shareholders, the Sponsor will likely consummate the Founder Conversion, and the New Management Team will manage and operate the Company and will commence their search for a target business that we can complete a Business Combination with.

We are seeking the Extension Amendment to provide us additional time to complete a Business Combination.

Upon approval of the Charter Amendment Proposals by the affirmative vote of a at least two-thirds of the shareholders entitled to vote who attend and vote at a general meeting of the Company, we will file the proposed amendment to the Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A hereto. We will remain a reporting company under the Exchange Act and our units, ordinary shares and public warrants will remain publicly traded. The Company will then continue to work to consummate a Business Combination by the Extended Date under the New Management Team.

Q:	How will the Sponsor and the Company’s directors and officers vote?

A:

The Sponsor and the Company’s directors and officers have advised the Company that they intend to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal and, if necessary, the Adjournment Proposal.

The Sponsor and the Company’s directors and officers and their respective affiliates are not entitled to redeem any Class B Ordinary Shares or Class A Ordinary Shares held by them in connection with the Extension Amendment Proposal. On the Record Date, the Sponsor and the Company’s directors and officers and their respective affiliates beneficially owned and were entitled to vote an aggregate of 600,000 Class A Ordinary Shares and 7,500,000 Class B Ordinary Shares, collectively representing approximately 21.2% of the Company’s issued and outstanding Ordinary Shares.

In addition, the Sponsor may enter into arrangements with a limited number of shareholders pursuant to which such shareholders would agree not to redeem the Public Shares beneficially owned by them in connection with the Extension Amendment Proposal. The Sponsor may provide such shareholders either Company securities or membership interests in the Sponsor pursuant to such arrangements.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal?

A:

If you do not want the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you attend the Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Meeting in person or by proxy, or if you do attend the Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Meeting will have no effect on the outcome of such votes.

If the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Auditor Ratification Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q:	Will you seek any further extensions to liquidate the Trust Account?

A:	Other than as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate a Business Combination beyond the Charter Extension Date.

Q:	What happens if the Charter Amendment Proposals are not approved?

A:

If there are insufficient votes to approve the Extension Amendment Proposal or the Founder Share Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposals.

If the Extension Amendment Proposal is not approved at the Meeting or at any adjournment thereof and the Business Combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations, if any (less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

If the Founder Share Amendment Proposal is not approved at the Meeting or at any adjournment thereof, the Sponsor will not be permitted to complete the Founder Conversion, which may make it more difficult for us to meet applicable continued listing requirements of the Nasdaq Stock Market LLC, even if the Extension Amendment Proposal has been approved and the Charter Extension has been adopted.

The Sponsor has waived its rights to participate in any liquidating distribution with respect to its 7,500,000 Founder Shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

Q:	If the Charter Amendment Proposals are approved, what happens next?

A:

If the Charter Amendment Proposals are approved, the Company will continue to attempt to consummate the Business Combination until the Charter Extension Date. The Company will file an amendment to its Memorandum and Articles of Association with Cayman Islands in substantially the form that appears in Annex A hereto and will continue its efforts to obtain approval of the Business Combination at an Meeting and consummate the closing of the Business Combination on or before the Charter Extension Date.

If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company held by the Company’s officers, directors, the Sponsor and its affiliates.

Additionally, if the Extension Amendment Proposal is approved and implemented, the Sponsor or its designees has agreed to contribute to the Company as a loan the lesser of (x) $150,000 or (y) $0.03 per month for each Public Share that is not redeemed in connection with the Charter Extension for each calendar month (commencing on April 21, 2023 and on the 21st day of each subsequent month) until the Charter Extension Date, or portion thereof, that is needed to complete a Business Combination, which amount will be deposited into the Trust Account. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the Business Combination. If more than 5,000,000 Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we complete the Business Combination on October 21, 2023, which would represent six (6) calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, then the aggregate amount deposited per share will be approximately $0.03 per share, with the aggregate maximum contribution to the Trust Account being $900,000. However, if 25,000,000 Public Shares are redeemed and 5,000,000 of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such six-month period will be approximately $0.18 per share.

Assuming the Extension Amendment Proposal is approved, the initial Contribution amount will be deposited into the Trust Account promptly following the Original Termination Date. Each additional monthly Contribution will be deposited in the Trust Account on or around the 21st day of such calendar month. The Contributions are conditioned upon the implementation of the Charter Extension. The Contributions will not be made if the Charter Extension is not approved or the extension is not completed. The amount of the Contributions, which are loans, will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Contributions, then the Charter Amendment Proposals and the Adjournment Proposal will not be put before the shareholders at the Meeting and we will wind up, liquidate and dissolve in accordance with the Memorandum and Articles of Association. Our Board will have the sole discretion whether to extend for additional calendar months following April 21, 2023 until October 21, 2023 and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees will not make any additional Contributions following such determination.

Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.

Q:	If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?

A:

Yes. Whether you vote for or against the Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:	Will how I vote affect my ability to exercise Redemption rights?

A:

No. You may exercise your Redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Charter Extension can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their

Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of the Nasdaq Capital Market.

Q:	May I change my vote after I have mailed my signed proxy card?

A:	Yes. You may change your vote by:

•	entering a new vote by Internet or telephone;

•

sending a later-dated, signed proxy card to Enterprise 4.0 Technology Acquisition Corp., 630 Ramona Street, Palo Alto, California 94301, Attn: Steven Fletcher, Co-Chief Executive Officer, so that it is received by the Company’s Co-Chief Executive Officer on or before the Meeting; or

•	attending and voting, virtually via the Internet, during the Meeting.

You also may revoke your proxy by sending a notice of revocation to the Company’s Co-Chief Executive Officer, which must be received by the Company’s Co-Chief Executive Officer on or before the Meeting. Attending the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q:	How are votes counted?

A:

Votes will be counted by the inspector of election appointed for the Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of each of the Extension Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes which are cast by of those holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting. Approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Meeting and entitled to vote thereon.

Shareholders who attend the Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Meeting. The presence, in person or by proxy or by duly authorized representative, at the Meeting of the holders of one-third of all issued and outstanding Ordinary Shares entitled to attend and vote at the Meeting shall constitute a quorum for the Meeting.

At the Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether each of the proposals is approved, and any Ordinary Shares which are not voted at the Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of the proposals.

Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

The Company believes that the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal, if presented to the shareholders at this Meeting, will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on these proposals presented at the Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. Broker non-votes will have no effect on the outcome of any vote on any of the proposals.

In contrast, brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Meeting, your shares may be voted by your brokerage firm for the Auditor Ratification Proposal.

Q:	What constitutes a quorum at the Meeting?

A:

The holders of one-third of the issued and outstanding Ordinary Shares entitled to vote as of the Record Date at the Meeting must be present, in person or by proxy (or, in the case of a holder which is a corporation or other non-natural person, by its duly authorized representative or proxy), at the Meeting to constitute a quorum and in order to conduct business at the Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining a quorum. The Sponsor owns approximately 21.2% of the Company’s issued and outstanding Ordinary Shares, will count towards this quorum. As a result, in addition to the Ordinary Shares owned by the Sponsor, approximately 4,633,333 Class A Ordinary Shares would be required to achieve a quorum.

Q:	How do I vote?

A:

If you were a holder of record of Ordinary Shares on March 6, 2023, the Record Date for the Meeting, you may vote with respect to the proposal yourself at the Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Meeting so that your shares will be voted if you are unable to attend the Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 12:00 p.m., Eastern Time, on April 20, 2023.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

Voting by Telephone. If available, you may dial the telephone number as provided on the proxy card and follow the instructions.

Q:	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal?

A:

Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal and the Founder Share Amendment Proposal, the Board has determined that each of the Extension Amendment Proposal and the Founder Share Amendment Proposal is in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” the Extension Amendment Proposal and “FOR” the Founder Share Amendment Proposal.

Additionally, the Board has determined that the Auditor Ratification Proposal and, if presented, the Adjournment Proposal is in the best interests of the Company and its shareholders and recommends that the Company’s shareholders vote “FOR” the Auditor Ratification Proposal and “FOR” the Adjournment Proposal, if presented.

Q:	What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

A:

The Company’s Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Ordinary Shares and Private Placement Units. See the section entitled “The Meeting — Interests of the Sponsor, Directors and Officers” in this proxy statement.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Charter Amendment Proposals?

A:	No. There are no appraisal rights available to the Company’s shareholders in connection with the Charter Amendment Proposals.

Q:	If I am a Public Warrant holder, can I exercise redemption rights with respect to my Public Warrants?

A:

No. The holders of warrants issued in connection with the Company’s initial public offering, which are exercisable for one Class A ordinary share at an exercise price of $11.50 per Class A Ordinary Share (the “Public Warrants”) upon consummation of the Business Combination, have no redemption rights with respect to such Public Warrants.

Q:	What do I need to do now?

A:

You are urged to read carefully and consider the information contained in this proxy statement, including Annex A, and to consider how each of the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I exercise my redemption rights?

A:

In connection with the Charter Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, the Company’s shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the Meeting, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus dated October 20, 2021, filed in connection with the Company’s initial public offering.

In order to exercise your redemption rights, you must, on or before 5:00 p.m., Eastern Time, on April 18, 2023 (two business days before the Meeting), tender your shares physically or electronically and submit a request in writing that the Company redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, LLC, the Company’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

Shareholders of the Company seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is the Company’s understanding that its shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, the Company does not have any control over this process and it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.

Shareholders of the Company seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q:	What should I do if I receive more than one set of voting materials for the Meeting?

A:

You may receive more than one set of voting materials for the Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Meeting?

A:

The Company will pay the cost of soliciting proxies for the Meeting. The Company has engaged MacKenzie Partners, Inc. (“MacKenzie”) to assist in the solicitation of proxies for the Meeting. The Company has agreed to pay MacKenzie a fee of $12,500. The Company will also reimburse MacKenzie for up to $8,000 of reasonable out-of-pocket expenses and will indemnify MacKenzie and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition, the Company will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Enterprise 4.0 Technology Acquisition Corp.

630 Ramona Street

Palo Alto, CA 94301

Email: info@ent40acquisitioncorp.com

You may also contact the proxy solicitor for the Company at:

MacKenzie Partners, Inc.

1407 Broadway, 27th Floor

New York, NY 10018

Attn: Dan Sullivan

Toll Free Telephone: 1-800-322-2885

Main Telephone: 212-929-5500

E-mail: proxy@mackenziepartners.com

To obtain timely delivery, shareholders must request the materials no later than April 17, 2023, or 72 hours prior to the date of the Meeting. You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m., Eastern Time, on April 18, 2023 (two business days before the Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Mark Zimkind

Email: mzimkind@continentalstock.com

RISK FACTORS

You should consider carefully all of the risks described in our Annual Reports on Form 10-K filed with the SEC on February 28, 2022 and March 27, 2023, our Quarterly Reports on Form 10-Q filed with the SEC on May 11, 2022, August 8, 2022 and November 7, 2022, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Charter Amendment Proposals, the Charter Extension in particular, will enable us to complete the Business Combination.

Approving the Charter Amendment Proposals involve a number of risks. Even if the Charter Amendment Proposals are approved, the Company can provide no assurances that the Business Combination will be consummated prior to the Charter Extension Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment Proposal is approved, the Company expects to seek shareholder approval of the Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve the Business Combination. Even if the Extension Amendment Proposal or the Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Charter Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

A 1% U.S. federal excise tax may decrease the value of our securities following our initial Business Combination, hinder our ability to consummate an initial Business Combination, and decrease the amount of funds available for distribution in connection with a liquidation.

Pursuant to the Inflation Reduction Act of 2022 (the “IR Act”), commencing in 2023, a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax would apply with respect to redemptions of shares in connection with a Business Combination or other shareholder vote pursuant to which shareholders would have a right to submit their shares for redemption (a “Redemption Event”). The excise tax is imposed on the repurchasing corporation and not on its shareholders. The amount of the excise tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. The U.S. Department of the Treasury (the “Treasury Department”) has authority to promulgate regulations and provide other guidance regarding the excise tax. In December 2022, the Treasury Department issued Notice 2023-2, indicating its intention to propose such regulations and issuing certain interim rules on which taxpayers may rely (the “Notice”). Under the interim rules, liquidating distributions made by publicly traded domestic corporations are exempt from the excise tax. In addition, any redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax.

As described in the section below entitled “Proposals No. 1 and 2 – The Charter Amendment Proposals — Redemption Rights”, if the deadline for us to complete a Business Combination (currently April 21, 2023) is extended, our public shareholders will have the right to require us to redeem their Public Shares. Because we are a Cayman Islands company, any redemption or other repurchase that occurs in connection with an initial Business Combination – particularly one that involves our combination with a U.S. entity and/or our re-domestication as a U.S. corporation – may be subject to the excise tax. The extent to which we would be subject to the excise tax in connection with a Redemption Event would depend on a number of factors, including: (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the nature and amount of any “PIPE” or other equity issuances in connection with the Business Combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of the Business Combination), (iii) if we fail to timely consummate a Business Combination and liquidate in a taxable year following a Redemption Event and (iv) the content of any proposed or final regulations and other guidance from the Treasury Department. In addition, because the excise tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the excise tax remains to be determined. Any excise tax payable by us in connection with a Redemption Event may cause a reduction in the cash available to us to complete a Business Combination and could affect our ability to complete a Business Combination.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete the Business Combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and, potentially, non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of the Business Combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete the Business Combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete the Business Combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate the Business Combination, including the SPAC Rule Proposals described below.

In March 2022, the SEC issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete the Business Combination and may constrain the circumstances under which we could complete the Business Combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other things, to disclosures in SEC filings in connection with Business Combination transactions between SPACs such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed Business Combination transactions; the potential liability of certain participants in proposed Business Combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing the Business Combination, and may constrain the circumstances under which we could complete the Business Combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete the Business Combination and instead liquidate the Company.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete the Business Combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we expect that we will, on or prior to the 24-month anniversary of the effective date of our IPO Registration Statement, instruct the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in an interest bearing demand deposit account at a bank until the earlier of the consummation of the Business Combination or our liquidation. As a result, following the liquidation of investments in the Trust Account, we would likely receive less interest on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act, which investments are currently earning approximately 4.35% annual interest (although there is no guarantee such rate of interest will continue to be earned). However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we expect that we will, on or prior to the 24-month anniversary of the effective date of our IPO Registration Statement, instruct Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or the liquidation of the Company. Following such liquidation, we would likely receive less interest on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest bearing demand deposit account at a bank would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be deemed to be an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time and instead hold all funds in the Trust Account in an interest bearing demand deposit account at a bank, which would further reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company. Were we to liquidate the Company, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

We may not be able to complete the Business Combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or Business Combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit the Business Combination to be consummated with us, we may not be able to consummate the Business Combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.

Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate the Business Combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses where a country’s culture or heritage may be implicated. Because we are a Cayman Islands exempted company, we may be considered a “foreign person” under such rules. Additionally, our Sponsor, which is also a Cayman Islands limited liability company, has ties to non-US persons. Alex Vieux, who is an advisor to the Company and one of three managing members of our Sponsor, is a French citizen. Mr. Vieux is also one of two managing members of Founder Holdings LLC, which is the managing member of Explorer Parent LLC – a member of our Sponsor. Mr. Vieux is also a joint owner of an affiliate of the Sponsor that receives administrative fees from the Company. Except as disclosed herein, the Sponsor has no other substantial ties with a non-U.S. Person.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.

As a result of these various restrictions, the pool of potential targets with which we could complete the Business Combination may be limited and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete the Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive $10.00 per share, or less in certain circumstances, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

THE MEETING

This proxy statement is being provided to shareholders of the Company as part of a solicitation of proxies by the Board for use at the Meeting of Shareholders to be held on April 20, 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about April 10, 2023 to all shareholders of record of the Company as of March 6, 2023, the Record Date for the Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Meeting.

Date, Time and Place of Meeting

The Meeting will be held at 12:00 p.m., Eastern Time, on April 20, 2023 at the offices of the Company located at 630 Ramona Street, Palo Alto, CA 94301, and via live webcast at https://www.cstproxy.com/ent40acquisitioncorp/2023. The Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

The Proposals at the Meeting

At the Meeting, shareholders of the Company will consider and vote on the following proposals:

1.

Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, the Company’s Memorandum and Articles of Association to give the Company’s Board the right to extend the Termination Date from April 21, 2023 on a monthly basis up to six (6) times until October 21, 2023, or for a total of up to six (6) months after the Original Termination Date (or such earlier date as determined by the Board).

2.

Proposal No. 2 — Founder Share Amendment Proposal — To amend, by way of special resolution, the Memorandum and Articles of Association to provide for the right of a holder of our Class B Ordinary Shares to convert into Class A Ordinary Shares on a one-for-one basis at any time prior to the closing of a Business Combination at the option of a holder of Class B Ordinary Shares.

3.

Proposal No. 3 — Auditor Ratification Proposal — To ratify the selection by our Audit Committee of Withum to serve as our independent registered public accounting firm for the year ending December 31, 2023.

4.

Proposal No. 4 — Adjournment Proposal — To adjourn the Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals.

Voting Power; Record Date

As a shareholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Meeting if you owned Ordinary Shares at the close of business on March 6, 2023, which is the Record Date for the Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 38,200,000 issued and outstanding Ordinary Shares, of which 30,000,000 Class A Ordinary Shares are held by the Company’s public shareholders, 700,000 Class A Ordinary Shares are collectively owned by the Sponsor, Cantor Fitzgerald & Co. and Mizuho Securities USA LLC acquired as part of the Private Placement Units and 7,500,000 Class B Ordinary Shares are held by the Sponsor.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for the Proposals for the Meeting

The approval of each of the Extension Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes which are cast by of those holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting.

Approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Meeting and entitled to vote thereon.

Shareholders who attend the Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Meeting. The presence, in person or by proxy or by duly authorized representative, at the Meeting of the holders of one-third of all issued and outstanding Ordinary Shares entitled to attend and vote at the Meeting shall constitute a quorum for the Meeting.

At the Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether each of the proposals is approved, and any Ordinary Shares which are not voted at the Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of the proposals.

It is possible that the Company will not be able to complete the Business Combination by the Charter Extension Date if the Charter Amendment Proposals are approved. In such event, the Company will be required to wind up, liquidate and dissolve the Trust Account by returning the then remaining funds in such account to the public shareholders.

Voting Your Shares — Shareholders of Record

If you are a shareholder of record of the Company, you may vote by mail, Internet or telephone. Each Ordinary Share that you own in your name entitles you to one vote on each of the proposals for the Meeting. Your one or more proxy cards show the number of Ordinary Shares that you own.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Meeting so that your shares will be voted if you are unable to attend the Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board recommends voting “FOR” the Extension Amendment Proposal, “FOR” the Auditor Ratification Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 12:00 p.m., Eastern Time, on April 20, 2023.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

Voting by Telephone. If available, you may dial the telephone number as provided on the proxy card and follow the instructions.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to Continental Stock Transfer & Trust Company. Requests for registration should be directed to proxy@continentalstock.com. Written requests can be mailed to:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Mark Zimkind

Email: mzimkind@continentalstock.com

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on April 18, 2023.

You will receive a confirmation of your registration by email after the Company receives your registration materials. You may attend the Meeting by visiting https://www.cstproxy.com/ent40acquisitioncorp/2023. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the meeting. Follow the instructions provided to vote. The Company encourages you to access the meeting prior to the start time leaving ample time for the check in.

Attending the Meeting

The Meeting will be held at the offices of the Company located at 630 Ramona Street, Palo Alto, CA 94301. We will also be hosting the Meeting via live webcast on the Internet. You will not be required to attend the meeting in person in order to vote, and we encourage virtual participation. You can participate in the Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/ent40acquisitioncorp/2023 and entering the voter control number included on your proxy card. In order to vote or submit a question during the Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the meeting only by registering as a guest and you will not be able to vote or submit your questions during the meeting.

Revoking Your Proxy

If you are a shareholder and you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•	you may enter a new vote by Internet or telephone;

•

you may send a later-dated, signed proxy card to Enterprise 4.0 Technology Acquisition Corp., 630 Ramona Street, Palo Alto, California 94301, so that it is received by the Company on or before the Meeting; or

•	you may attend the Meeting via the live webcast noted above, revoke your proxy, and vote virtually, as indicated above.

No Additional Matters

The Meeting has been called only to consider and vote on the approval of the Charter Amendment Proposals, the Auditor Ratification Proposal and the Adjournment Proposal. Under the Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Meeting, no other matters may be considered at the Meeting if they are not included in this proxy statement, which serves as the notice of the Meeting.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Class A Ordinary Shares, you may call MacKenzie, the Company’s proxy solicitor, at  212-929-5500.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, including interest earned but net of taxes payable. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.

In order to exercise your redemption rights, you must:

•

on or before 5:00 p.m., Eastern Time, on April 18, 2023 (two business days before the Meeting), tender your shares physically or electronically and submit a request in writing that the Company redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

and

•

deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Each redemption of a Public Share by the Company’s public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $313 million as of the Record Date. Prior to their exercising redemption rights, shareholders of the Company should verify the market price of the Class A Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Class A Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Class A Ordinary Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

You will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Extension Amendment Proposal is not approved, the Company will be required to wind up, liquidate and dissolve the Trust Account by returning the then remaining funds in such account to the public shareholders and all of the Company’s warrants will expire worthless.

Appraisal Rights

There are no appraisal rights available to the Company’s shareholders in connection with any of the proposals.

Proxy Solicitation Costs

The Company is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the Internet. The Company has engaged MacKenzie to assist in the solicitation of proxies for the Meeting. The Company has agreed to pay MacKenzie a fee of $12,500. The Company will also reimburse MacKenzie for up to $8,000 of reasonable out-of-pocket expenses and will indemnify MacKenzie and its affiliates against certain claims, liabilities, losses, damages and expenses. The Company and its directors, officers and employees may also solicit proxies on the Internet. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. The Company will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to the Company’s shareholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting.

Interests of the Sponsor, Directors and Officers

When you consider the recommendation of the Board, the Company’s shareholders should be aware that aside from their interests as shareholders, the Sponsor, certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s shareholders that they approve the Charter Amendment Proposals. Shareholders of the Company should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•

the fact that the Sponsor holds, and our Co-Chief Executive Officer beneficially owns, 7,500,000 Class B Ordinary Shares and 600,000 Private Placement Units, all of which would expire worthless if the Business Combination is not consummated;

•	the fact that the Sponsor has agreed not to redeem any Ordinary Shares held by it in connection with a shareholder vote to approve the Business Combination;

•

the fact that the Sponsor has agreed to waive its rights to liquidating distributions from the Trust Account with respect to any of the 7,500,000 Founder Shares held by it if the Company fails to complete the Business Combination on or before the Original Termination Date, and the Charter Amendment Proposals are not approved;

•

the fact that the Sponsor loaned the Company $6,220,000 (the “Sponsor Loan”) as of the closing date of our initial public offering, the proceeds of which were deposited into the Trust Account and will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law); the Sponsor Loan shall be repaid or converted into units that are similar to the Private Placement Units at a conversion price of $10.00 per unit, at the discretion of the Sponsor, at any time up until the consummation of an initial Business Combination; if the Company does not consummate a Business Combination and the Sponsor Loan has not been converted into units by such time, the Company will not repay the Sponsor Loan and its proceeds will be distributed to the Public Shareholders.

•

the fact that, at the option of the Sponsor, any amounts outstanding under any loans made by the Sponsor or any of its affiliates to the Company in an aggregate amount up to $1,500,000 may be converted into units that are similar to the Private Placement Units at the option of the lender, of which, no amount was outstanding as of September 30, 2022;

•

the fact that the Company is party to an administrative support agreement, pursuant to which the Company shall an affiliate of the Sponsor a total of $12,500 per month for office space, utilities and secretarial and administrative support services;

•	the continued indemnification of the Company’s existing directors and officers and the continuation of the Company’s directors’ and officers’ liability insurance after the Business Combination;

•

the fact that the Sponsor and the Company’s officers and directors will lose their entire investment in the Company and will not be reimbursed for any out-of-pocket expenses if the Business Combination is not consummated on or before the Original Termination Date, and the Charter Amendment Proposals are not approved; and

•

the fact that the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party (other than the Company’s independent registered public accounting firm) for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transactions agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.20 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.20 per share, due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay taxes. This liability will not apply to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and as to any claims under the Company’s indemnity of the underwriters of the Proposed Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

Additionally, if the Charter Amendment Proposals are approved and the Company consummates the Business Combination, the officers and directors may have additional interests. Such interests will be described in the proxy statement/prospectus for such transaction.

PROPOSALS NO. 1 AND NO. 2 — THE CHARTER AMENDMENT PROPOSALS

Overview

The Company is proposing to amend its Memorandum and Articles of Association (i) to extend the date by which the Company has to consummate a Business Combination to the Charter Extension Date so as to give the Company additional time to complete the Business Combination and (ii) to provide for the right of a holder of Class B Ordinary Shares to convert into Class A Ordinary Shares on a one-for-one basis at any time prior to the closing of a Business Combination at the option of a holder of Class B Ordinary Shares. A copy of the proposed amendment to the Memorandum and Articles of Association of the Company is attached to this proxy statement as part of Annex A.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. While the Extension Amendment Proposal and the Founder Share Amendment Proposal are not conditioned upon the adoption of the other, if the Extension Amendment Proposal is not approved and the Charter Extension is not implemented, the Company will wind up, liquidate and dissolve, and therefore, we will not implement the Founder Share Amendment Proposal. Conversely, if the Founder Share Amendment Proposal is not approved and the Sponsor is unable to complete the Founder Conversion, we may not implement the Extension Amendment Proposal, even if approved, due to us not being able to meet applicable continued listing requirements of the Nasdaq Stock Market LLC.

Additionally, if the Extension Amendment Proposal is approved and implemented, the Sponsor or its designees has agreed to contribute to the Company as a loan the lesser of (x) $150,000 or (y) $0.03 per month for each Public Share that is not redeemed in connection with the Charter Extension for each calendar month (commencing on April 21, 2023 and on the 21st day of each subsequent month) until the Charter Extension Date, or portion thereof, that is needed to complete a Business Combination, which amount will be deposited into the Trust Account. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the Business Combination. If more than 5,000,000 Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we complete the Business Combination on October 21, 2023, which would represent six (6) calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, then the aggregate amount deposited per share will be approximately $0.03 per share, with the aggregate maximum contribution to the Trust Account being $900,000. However, if 25,000,000 Public Shares are redeemed and 5,000,000 of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such six-month period will be approximately $0.18 per share.

Assuming the Extension Amendment Proposal is approved, the initial Contribution amount will be deposited into the Trust Account promptly following the Original Termination Date. Each additional monthly Contribution will be deposited in the Trust Account on or around the 21st day of such calendar month. The Contributions are conditioned upon the implementation of the Charter Extension. The Contributions will not be made if the Charter Extension is not approved or the extension is not completed. The amount of the Contributions, which are loans, will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Contributions, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the shareholders at the Meeting and we will wind up, liquidate and dissolve in accordance with the Memorandum and Articles of Association. Our Board will have the sole discretion whether to extend for additional calendar months following April 21, 2023 until October 21, 2023 and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees will not make any additional Contributions following such determination.

Without the approval of the Extension Amendment Proposal and the implementation of the Charter Extension, the Company believes that the Company will not be able to complete the Business Combination on or before the Original Termination Date. If that were to occur, the Company would be forced to liquidate on the Original Termination Date.

As contemplated by the Memorandum and Articles of Association, the holders of the Company’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Charter Extension is implemented.

On the Record Date, the redemption price per share was approximately $10.43 (which is expected to be the same approximate amount two business days prior to the Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $313 million as of the Record Date (including interest not previously released to the Company to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the Nasdaq Capital Market on the Record Date was $10.41. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.02 more per share than if the share was sold in the open market. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if the Company does not complete the Business Combination on or before the Original Termination Date.

Reasons for the Charter Amendment Proposals

The Company’s Memorandum and Articles of Association provide that the Company has until the Original Termination Date to complete the Business Combination. The Company and its officers and directors agreed that they would not seek to amend the Company’s Memorandum and Articles of Association to allow for a longer period of time to complete the Business Combination unless the Company provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of the Company’s shareholders that the Charter Extension be obtained, and accordingly the approval of the Extension Amendment Proposal, so that the Company will have a limited additional amount of time to consummate the Business Combination. Without the Charter Extension, the Company believes that the Company will not be able to complete the Business Combination on or before the Original Termination Date. If that were to occur, the Company would be forced to liquidate on the Original Termination Date.

Additionally, we believe that the approval of the Extension and the resulting additional time for the Company to complete its initial Business Combination will give the New Management Team a better opportunity to complete an initial Business Combination.

The Founder Share Amendment Proposal, if approved, will enable a holder of Class B Ordinary Shares, at such holder’s option, to convert such shares into Class A Ordinary Shares on a one-for-one basis at any time prior to the closing of a Business Combination at the option of a holder of Class B Ordinary Shares, which is necessary to allow for the Founder Conversion, and assist the Company in meeting applicable continued listing requirements of the Nasdaq Stock Market LLC.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved and the Business Combination is not completed on or before the Original Termination Date, April 21, 2023, as contemplated by and in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations, if any (less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor has waived its rights to participate in any liquidating distribution with respect to its 7,500,000 Founder Shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

If the Founder Share Amendment Proposal is Not Approved

If the Founder Share Amendment Proposal is not approved and the Sponsor is unable to complete the Founder Conversion, we may not be able to meet applicable continued listing requirements of the Nasdaq Stock Market LLC, even if the Extension Amendment Proposal is approved and the Charter Extension is implemented. Our Board may determine, if the Founder Share Amendment Proposal is not approved, not to implement the Extension even if the Extension Amendment Proposal is approved.

If the Charter Amendment Proposals are Approved

If the Charter Amendment Proposals are approved, the Company intends to file an amendment to the Memorandum and Articles of Association in the form of Annex A hereto (i) to extend the time it has to complete the Business Combination until the Charter Extension Date and (ii) to provide for the right of a holder of Class B Ordinary Shares to convert into Class A Ordinary Shares on a one-for-one basis at any time prior to the closing of a Business Combination at the option of a holder of Class B Ordinary Shares. The Company will then continue to attempt to consummate the Business Combination until the Charter Extension Date. The Company will remain a reporting company under the Exchange Act and expect that our Units, Class A Ordinary Shares and Public Warrants will remain publicly traded during this time.

Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, including interest earned but net of taxes payable. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.

In order to exercise your redemption rights, you must:

•

on or before 5:00 p.m., Eastern Time, on April 18, 2023 (two business days before the Meeting), tender your shares physically or electronically and submit a request in writing that the Company redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

and

•	deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Meeting.

Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Each redemption of a Public Share by the Company’s public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $313 million as of the Record Date. Prior to their exercising redemption rights, the Company’s shareholders should verify the market price of the Public Shares, as shareholders may receive higher proceeds from the sale of their shares of Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Public Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

You will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Company does not consummate the Business Combination on or before the Original Termination Date, and the Extension Amendment Proposal is not approved, the Company will be required to wind up, liquidate and dissolve the Trust Account by returning the then remaining funds in such account to the public shareholders and all of the Company’s warrants will expire worthless.

Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a summary of the material U.S. federal income tax considerations for holders of the Company’s shares that elect to have their shares redeemed for cash. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Services (the “IRS”) (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:

•	certain U.S. expatriates;

•	traders in securities that elect mark-to-market treatment;

•	S corporations;

•	U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar;

•	financial institutions;

•	mutual funds;

•	qualified plans, such as 401(k) plans, individual retirement accounts, etc.;

•	insurance companies;

•	broker-dealers;

•	regulated investment companies (or RICs);

•	real estate investment trusts (or REITs);

•	persons holding shares as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment;

•	persons subject to the alternative minimum tax provisions of the Code;

•	tax-exempt organizations;

•	persons that actually or constructively own 5 percent or more of the Company’s shares; and

•	Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. This summary does not address any tax consequences to any partnership that holds our securities (or to any direct or indirect partner of such partnership). If you are a partner of a partnership holding the Company’s securities, you should consult your tax advisor. This summary assumes that shareholders hold the Company’s securities as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the shareholder’s trade or business.

WE URGE HOLDERS OF THE COMPANY’S SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposals No. 1 and No. 2 — The Charter Amendment Proposals — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is:

•	a citizen or resident of the United States;

•	a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

•	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

•

any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Tax Treatment of the Redemption — In General

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “— Passive Foreign Investment Company Rules.” If the Company’s is considered a “passive foreign investment company” for these purposes (which the Company’s will be, unless a “start up” exception applies), then the tax consequences of the redemption will be as outlined in that discussion, below.

A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged therefor if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our warrants). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares (including for these purposes our warrants) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.

If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.

As these rules are complex, U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because the Company is a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The applicability of the start-up exception to us will not be known until after the close of our current taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the

Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•

any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares or warrants (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

•

any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,

•	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

•

the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•

the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•	the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our warrants.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the Nasdaq Capital Market, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621(whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares and/or warrants should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposals No. 1 and No. 2 — The Charter Amendment Proposals — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be treated in the same manner as a U.S. shareholder for U.S. federal income tax purposes. See the discussion above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.”

Any Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any capital gain recognized as a result of the exchange unless:

•	such shareholder is an individual who is present in the United States for 183 days or more during the taxable year in which the redemption takes place and certain other conditions are met; or

•

such shareholder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a corporate Redeeming Non-U.S. Holder may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty).

With respect to any redemption treated as a distribution rather than a sale, any amount treated as dividend income to a Redeeming Non-U.S. Holder will generally be subject to U.S. withholding tax at a rate of 30%, unless the Redeeming Non-U.S. Holder is entitled to a reduced rate of withholding under an applicable income tax treaty. Dividends received by a Redeeming Non-U.S. Holder that are effectively connected with such holder’s conduct of a U.S. trade or business (and, if an income tax treaty applies, such dividends are attributable to a permanent establishment maintained by the Redeeming Non-U.S. Holder in the United States), will be taxed as discussed above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.” In addition, dividends received by a corporate Redeeming Non-U.S. Holder that are effectively connected with the holder’s conduct of a U.S. trade or business may also be subject to an additional branch profits tax at a rate of 30% or such lower rate as may be specified by an applicable income tax treaty.

Non-U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Redeeming Non-U.S. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their disposition of their shares or warrants.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

•	fails to provide an accurate taxpayer identification number;

•	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•	in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal and any redemption of your Public Shares.

Vote Required for Approval

The approval of each of the Extension Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes which are cast by those holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE COMPANY VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL AND “FOR” THE FOUNDER SHARE AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — THE AUDITOR RATIFICATION PROPOSAL

Overview

We are asking the shareholders to ratify the Audit Committee’s selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Withum has audited our financial statements for the fiscal years ended December 31, 2021 and 2022. A representative of Withum is not expected to be present at the Meeting; however, if a representative is present, they will not have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions. The following is a summary of fees paid or to be paid to Withum for services rendered.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Withum in connection with regulatory filings and our initial public offering. The aggregate fees of Withum for professional services rendered for the audit of our annual financial statements and other required filings with the SEC for the years ended December 31, 2022 and December 31, 2021 (for the period from May 3, 2021 (inception) through December 31, 2021), totaled approximately $67,500 and $82,400, respectively.

Audit-Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the years ended December 31, 2022 and December 31, 2021 (for the period from May 3, 2021 (inception) through December 31, 2021), we did not pay Withum any audit-related fees.

Tax Fees

We paid Withum to provide tax services for the year ended December 31, 2022 ,totaling $3,900 for the preparation of PFIC annual statement information. We did not pay Withum for tax services, planning or advice for the period from May 3, 2021 (inception) through December 31, 2021.

All Other Fees

During the years ended December 31, 2022 and December 31, 2021 (for the period from May 3, 2021 (inception) through December 31, 2021), there were no fees billed for products and services provided by Withum other than those set forth above.

Our Audit Committee has determined that the services provided by Withum are compatible with maintaining the independence of Withum as our independent registered public accounting firm.

Pre-Approval Policy

Our Audit Committee was formed upon the consummation of our initial public offering. As a result, the Audit Committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our Audit Committee were approved by our Board. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by Withum, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

Consequences if the Auditor Ratification Proposal is Not Approved

The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2023, our Audit Committee may reconsider the selection of Withum as our independent registered public accounting firm.

Vote Required for Approval

The approval of the Auditor Ratification Proposal must be approved as an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Meeting and entitled to vote on such matter. Failure to vote by proxy or to vote oneself at the Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE COMPANY VOTE “FOR” THE RATIFICATION OF THE SELECTION BY THE AUDIT COMMITTEE OF WITHUM AS OUR REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL NO. 4 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal may be presented to the Company’s shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Meeting to approve the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Auditor Ratification Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Meeting to approve the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Auditor Ratification Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Meeting and entitled to vote on such matter. Failure to vote by proxy or to vote oneself at the Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE COMPANY VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

INFORMATION ON NEW MANAGEMENT TEAM

As set forth elsewhere in this proxy statement Messrs. Vieux and Fletcher have tendered their resignations, subject to the approval of the Charter Amendment Proposals. The following sets forth information regarding the Company’s officers and directors replacing Messrs. Vieux and Fletcher following the satisfaction of the Charter Condition. There is no agreement or understanding between the Company and each officer or director constituting the New Management Team.

Name	Age	Current Position	Position Following Satisfaction of Charter Condition
Ross Haghighat	59	None	Chief Executive Officer, Chief Financial Officer, and Director
Ronald Eastman	70	None	Director
Louis G. Lange, M.D., Ph. D.	71	None	Director
Glen Giovannetti	60	None	Director

The experience of the New Management Team is as follows:

Ross Haghighat is the Chief Executive Officer, Chief Financial Officer and a director of BioPlus Acquisition Corp. (Nasdaq: BIOS), and is a United States based business executive, serial entrepreneur, and venture capitalist. Mr. Haghighat is the founding partner at Jasper Capital Partners, an investment firm investing in transformational technology-inspired growth companies focused on Australia and Asia, and Chairman of Triton Systems, Inc., a private early to mid-stage product development and venture firm creating product-driven enterprises focusing on next-generation innovative technologies spanning biotech, medtech and ESG applications. Mr. Haghighat has been a founder, co-founder, and board member of more than a dozen private and public technology companies in the US, Europe, China and Australia. During Mr. Haghighat’s expansive career as an operator, he generated billions in shareholder value through his roles transforming companies from early-stage technology firms to successful corporations, as well as integrated divisions of Fortune 500 companies. From 1994 to 2001, Mr. Haghighat co-founded and led CoreTek Inc., a photonic-based firm that developed the first tunable optoelectronic laser platform for telecom and was acquired by Nortel Networks Corp. in 2001 for $1.4 billion.

Mr. Haghighat currently serves on the Board of Directors at Chinook Therapeutics, Inc. (Nasdaq: KDNY), a late clinical-stage biotechnology company developing precision medicines for kidney diseases, where Mr. Haghighat is Chairman of the Transaction Committee; Fluence Corporation Ltd. (ASX: FLC), a leading ESG global water treatment technology company, where Mr. Haghighat serves as Vice Chairman; Angel Medical Systems, Inc., a commercial stage private medical device company with a pipeline of implantable cardiovascular devices with product distribution in US, Australia and Asia, where Mr. Haghighat serves as Lead Director and FRX Polymers, Inc., a global sustainable ESG company serving electric vehicle, consumer electronics and other industrial applications, where Mr. Haghighat serves as Chairman. These roles position Mr. Haghighat to help identify next generation trends, and equip him with the network and access to identify and select attractive targets that meet our acquisition criteria. Mr. Haghighat received a Bachelor of Science in Advanced Materials Engineering from Rutgers University and Master of Science in Organometalic Chemistry from Rutgers University, as well as an MBA from Boston College — Wallace E Carroll School of Management. We believe that Mr. Haghighat is qualified to serve as our Chief Executive Officer and Chief Financial Officer due to his extensive operational, financial management and board experience in the life sciences industry.

Ronald Eastman is the Vice Chairman of BioPlus Acquisition Corp. (Nasdaq: BIOS), has over 40 years of experience in building and leading both publicly-traded and private healthcare businesses. Mr. Eastman is currently a Senior Advisor of EW Healthcare Partners (“EW”), one of the oldest healthcare growth equity firms in the world with $3 billion currently under management, where he previously served for 15 years as Managing Director of multiple funds before transitioning to Senior Advisor in 2021. Mr. Eastman led and served on the Board of Directors of EW’s investments in ProteinSimple, Inc. (acquired by Bio-Techne Corporation), Corium,

Inc. (acquired by Gurnet Point Capital), and Open Monoclonal Technology, Inc. (acquired by Ligand Pharmaceuticals, Inc. (Nasdaq: LGND)). He also currently serves on the Board of Directors of EW portfolio companies Elusys Therapeutics, Inc., Suneva Medical, Inc., and EyePoint Pharmaceuticals, Inc. (Nasdaq: EYPT).

Mr. Eastman began his career at American Cyanamid Company, which was acquired by American Home Products (now Pfizer, Inc. (NYSE: PFE)), where Mr. Eastman spent 15 years managing various pharmaceutical products, divisions, and subsidiaries in the U.S. and overseas. Later as CEO of Geron Corporation (Nasdaq: GERN), Mr. Eastman led the company’s growth from a venture-backed start-up to a publicly traded pioneer in the fields of regenerative medicine and cancer. As CEO of Rinat Neuroscience Corporation (“Rinat Neuroscience”), a private biotechnology company spun out of Genentech, Inc. with the support of EW in late 2001, Mr. Eastman led the effort to build the first company dedicated to discovering and developing large molecule drugs for treating nervous system disorders. Rinat Neuroscience was acquired by Pfizer, Inc. in 2006.

Mr. Eastman has also previously served as a board member of Revance Therapeutics, Inc. (Nasdaq: RVNC), the Biotechnology Innovation Organization, and as a Trustee of the Buck Institute for Research on Aging. Mr. Eastman has a Bachelor of Arts degree from Williams College and a Master of Business Administration degree from Columbia University. We believe that Mr. Eastman is qualified to serve as a director of the Company because of his extensive management and board experience in the life sciences industry.

Louis G. Lange, M.D., Ph.D. serves on the board of directors of BioPlus Acquisition Corp. (Nasdaq: BIOS), and has a long and distinguished career as a leading entrepreneur, investor and academic leader in the biotechnology sector. Dr. Lange has been at the forefront of the development of the biotechnology industry over the last three decades. Dr. Lange founded CV Therapeutics, Inc. (“CVT”), a biotechnology company focused on cardiovascular diseases, in 1992 and served as Chairman, Chief Executive Officer and Chief Scientific Officer. Dr. Lange led the initial public offering of CVT (formerly Nasdaq: CVT) in 1996 after $50 million in venture investments and oversaw its commercial success, spearheading the growth of Ranexa® and Lexiscan®, two drugs with combined annual sales in excess of $1.5 billion dollars. Dr. Lange led the sale of CVT to Gilead Sciences, Inc. (Nasdaq: GILD) in 2009 for $1.4 billion, and stayed on part time until 2019 as a Senior Advisor reporting until 2018 to the Chief Executive Officer of Gilead Sciences.

After successfully selling CVT, Dr. Lange founded and sold two additional biotechnology companies. In 2017, GE Healthcare acquired one of these companies, Rapidscan Pharma Solutions Inc. (“RPS”), a developer of a biopharmaceutical stress agent used in the diagnosis of cardiovascular disease.

In 2015, Audentes Therapeutics, Inc. (Nasdaq: BOLD) acquired the second of these companies, gene therapy products developer Cardiogen Sciences, Inc.; Dr. Lange stayed on as lead Director up to the sale of Audentes Therapeutics to Astellas Pharma Inc. (TYO:4503) in 2020 for $3.1 billion. Currently, Dr. Lange is a Partner at Asset Management Ventures (“AMV”), an early-stage venture capital firm focused on investments in the digital health, technology, and life sciences sectors, sitting at the forefront of key innovation trends and deal flow within the biotechnology space. Dr. Lange has led over 12 investments across all areas of biotechnology companies.

In addition to Dr. Lange’s operational and investing experience, Dr. Lange spent 22 years in academic medicine at Harvard University and Washington University, where he served as Chief of Cardiology and Professor of Medicine at Jewish Hospital at Washington University School of Medicine from 1985-1992 and was one of the first academicians in molecular cardiology. Currently, Dr. Lange serves as a member of the Board of Trustees at the University of Rochester, a role he has held since 1998. As Chair of the Health Affairs committee that oversees all of the medical operations, Dr. Lange has been part of the leadership team for strategic re-invigoration of the medical center, overseeing projects including construction of two research buildings and recruitment of over 100 faculty members.

Dr. Lange has also led the most respected industry and trade associations in the biotechnology sector. From 1999 to 2009, Dr. Lange served on the Board of Directors of Biotechnology Innovation Organization, the trade organization of biotechnology companies, leading the largest committee of member companies for two years. Dr. Lange has been on numerous other public and private Boards in both the non-profit and for-profit arena, including the Institute of Systems Biology (“ISB”), a nonprofit biomedical research organization co-founded by industry stalwart Dr. Leroy (“Lee”) Hood, and the UCSF Gladstone Institute, an independent, nonprofit life science research organization located in the epicenter of biomedical and technological innovation in the San Francisco Bay Area.

Dr. Lange will leverage his extensive operating and academic experience and industry networks to work alongside the management team in identifying high-potential therapeutic areas and treatment approaches, as well as sourcing, evaluating and negotiating with potential targets. Dr. Lange has a Bachelor’s degree from the University of Rochester, an M.D. from Harvard University and a Ph.D. in Biological Chemistry, also from Harvard University. We believe that Dr. Lange is qualified to serve on our Board based on his extensive entrepreneurial, investment and academic experience in the life sciences industry.

Glen Giovannetti serves on the board of directors of BioPlus Acquisition Corp. (Nasdaq: BIOS) and is a retired partner of Ernst & Young LLP (“EY”), where he was instrumental in spearheading the growth of the firm’s life sciences practice. Mr. Giovannetti is a widely recognized industry expert and thought leader, bringing over 36 years of deep life sciences domain knowledge, leadership success, risk and reporting expertise, and board governance credentials. At EY, Mr. Giovannetti served as the Global Biotechnology Leader (2007-2018) and Global Life Sciences Leader (2010-2016) and was intimately involved as lead partner on numerous IPOs and following-on offerings as well as consulting on alliance, merger, and spin-off transactions. Mr. Giovannetti supported client teams from the U.S., across Europe, China, India, Japan, and Brazil. Furthermore, Mr. Giovannetti’s team was responsible for producing EY’s industry leading Thought Leadership life sciences publications including the annual reports such as Progressions, Beyond Borders, and Pulse of the Industry. He is also a co-author of “Managing Biotechnology: From Science to Market in the Digital Age.” Mr. Giovannetti retired from EY in December 2020.

Mr. Giovannetti brings extensive company board and leadership experience in the life sciences sector. Mr. Giovannetti currently serves on the board of directors at XWPharma Ltd. (formerly XW Laboratories Inc.), a clinical stage biopharmaceutical company developing novel therapeutics for patients with neurodegenerative diseases, Teon Therapeutics, Inc., a developer of single-target small molecules intended to restore antitumor immunity and suppress cancer cell proliferation and Revolo Biotherapeutics Inc., a US and UK based clinical stage biotech company developing novel, first-in-class, drug therapies for autoimmune and allergic diseases. Mr. Giovannetti previously served on the board of directors and as a member of the finance and audit committee at the Biotechnology Innovation Organization (“BIO”). Furthermore, Mr. Giovannetti serves on the board of directors at Life Science Cares, a nonprofit organization that connects life science executives and companies with other nonprofits addressing issues of poverty in California, Boston, and Philadelphia. Mr. Giovannetti holds a Bachelor of Arts in Accounting from Linfield College and previously held CPA licenses in Massachusetts and California. We believe that Mr. Giovannetti is qualified to serve as a director of the Company based on his background in financial reporting and governance, extensive experience working with life science industry clients at EY, and his board experience in the life sciences industry.

Director Independence

The Nasdaq listing standards require that a majority of our Board be independent. An “independent director” is defined generally as a person who has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company). Upon the satisfaction of the Charter Condition, we will have three “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules, which make up a majority of our Board. Our Board has determined that each of Messrs. Eastman, Lange and Giovannetti is an independent director under applicable SEC and Nasdaq rules. Our independent directors will continue to have regularly scheduled meetings at which only independent directors are present.

Board Leadership Structure

The Company’s management is responsible for identifying, assessing and managing the material risks facing the business. The Board and, in particular, the Company’s Audit Committee, is responsible for overseeing the Company’s processes for assessing and managing risk. Each of the Chief Executive Officer, Chief Financial Officer reports and provides relevant information directly to either the Board and/or the Audit Committee on various types of identified material financial, reputational, legal, operational, environmental and business risks to which the Company is or may be subject, as well as mitigation strategies for certain salient risks. In accordance with Nasdaq requirements and as set forth in its charter, the Audit Committee periodically reviews and discusses the Company’s business and financial risk management and risk assessment policies and procedures with senior management and the Company’s independent auditor. The Audit Committee reports its risk assessment function to the Board. The roles of the Board and the Audit Committee in the risk oversight process have not affected the Board leadership structure.

Related Party Transactions

Founder Shares

On July 9, 2021, the Sponsor purchased 7,187,500 of the Company’s Class B Ordinary Shares, which we have referred to in this proxy statement as the Founder Shares, for an aggregate price of $25,000. In October 2021, the Company effected a 1.044 for 1 stock dividend for each Class B Ordinary Share outstanding, resulting in the Sponsor holding an aggregate of 7,503,750 Founder Shares. Due to the underwriter’s partial exercise of the over-allotment, 3,750 Founder Shares were forfeited resulting in the Sponsor holding an aggregate of 7,500,000 Founder Shares.

The Sponsor has agreed, subject to limited exceptions, not to transfer, assign or sell any of the Founder Shares until the earliest of: (A) one year after the completion of a Business Combination and (B) subsequent to a Business Combination, (x) if the closing price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share dividends, rights issuances, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-tradingday period commencing at least 150 days after a Business Combination, or (y) the date on which the Company completes a liquidation, merger, share exchange or other similar transaction that results in all of the holders of the Public Shares having the right to exchange their Class A Ordinary Shares for cash, securities or other property.

Advances from Related Party

During the quarter ended March 31, 2022, the Sponsor paid operating expenses on behalf of the Company totaling $3,671. These amounts were reflected on the balance sheets as advances to the Sponsor. The advances were non-interest bearing and are payable on demand. The $3,671 due to the Sponsor was repaid as of December 31, 2022. As of December 31, 2022 and 2021, the Company had an outstanding balance under advances from related party of $28,960 and $0, respectively.

Sponsor Loan

The Sponsor loaned the Company $6,220,000, which we have referred to in this proxy statement as the Sponsor Loas, as of the closing date of the initial public offering. The Sponsor Loan bears no interest. The proceeds of the Sponsor Loan were deposited into the Trust Account and will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law). The Sponsor Loan shall be repaid or converted into units (“Sponsor Loan Units”) at a conversion price of $10.00 per unit, at the discretion of the Sponsor, at any time up until the consummation of an initial Business Combination. The Sponsor Loan Units would be identical to the Placement Units. The Sponsor Loan was extended in order to ensure that the amount in the Trust Account is $10.00 per Public Share. If the Company does not consummate a Business Combination and the Sponsor Loan has not been converted into Sponsor Loan Units by such time, the Company will not repay the Sponsor Loan and its proceeds will be distributed to the Public Shareholders. The Sponsor has waived any claims against the Trust Account in connection with the Sponsor Loan. As of December 31, 2022 and 2021, there was $6,220,000 outstanding under the Sponsor Loan.

Administrative Support Agreement

The Company entered into an agreement to pay an affiliate of the Sponsor a total of $12,500 per month for office space, utilities and secretarial, and administrative support services, commencing on October 18, 2021 through the earlier of the Company’s completion of a Business Combination and its liquidation. For the year ended December 31, 2022, the Company incurred $150,000 in fees for these services, of which $12,500 is included in accrued expenses in the balance sheet as of December 31, 2022. For the period from May 13, 2021 (inception) through December 31, 2021, the Company incurred and paid $25,000 in fees for these services, of which $12,500 is included in accrued expenses in the balance sheet.

Related Party Loans

In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company will repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. If a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. The Working Capital Loans would either be repaid upon completion of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into units (“Working Capital Units”) at a price of $10.00 per unit at the option of the lender, upon completion of the Business Combination. As of December 31, 2022 and December 31, 2021, the Company had no outstanding borrowings under the Working Capital Loans.

Family Relationships

There are no family relationships among the Company’s members of the New Management Team.

Involvement in Certain Legal Proceedings

During the past ten years, none of our officers, directors, promoters or control persons, including any members of the New Management Team, have been involved in any legal proceedings as described in Item 401(f) of Regulation S-K.

Committees of the Board of Directors

Our Board has two standing committees: an Audit Committee and a Compensation Committee (as defined below). Each committee operates under a charter that has been approved by our Board and has the composition and responsibilities described below. We have filed a copy of our Audit Committee charter and Compensation Committee charter as exhibits to the IPO Registration Statement. Subject to phase-in rules and a limited exception, Nasdaq rules and Rule 10A-3 of the Exchange Act require that the Audit Committee of a listed company be comprised solely of independent directors, and Nasdaq rules require that the Compensation Committee of a listed company be comprised solely of independent directors.

Audit Committee

We have established an audit committee of the Board (the “Audit Committee”). Following the satisfaction of the Charter Condition and the appointment of New Management Team, the Audit Committee will consist of

Messrs. Giovannetti, Lange and Eastman, each of whom will be an independent director under the Nasdaq’s listing standards, and Mr. Giovannetti will chair the Audit Committee.

Each member of the Audit Committee is financially literate and our Board has determined that Mr. Giovannetti qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.

We have adopted an Audit Committee charter, which details the principal functions of the Audit Committee, including:

•	the appointment, compensation, retention, replacement, and oversight of the work of the registered public accounting firm and any other independent registered public accounting firm engaged by us;

•

pre-approving all audit and non-audit services to be provided by the registered public accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•	reviewing and discussing with the registered public accounting firm all relationships the auditors have with us in order to evaluate their continued independence;

•	setting clear hiring policies for employees or former employees of the registered public accounting firm;

•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•

obtaining and reviewing a report, at least annually, from the registered public accounting firm describing (i) the registered public accounting firm’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•

reviewing with management, the registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a compensation committee of the Board (the “Compensation Committee”). Following the satisfaction of the Charter Condition and the appointment of New Management Team, the Compensation Committee will consist of Messrs. Eastman and Lange, each of whom will be an independent director under Nasdaq’s listing standards, and Mr. Eastman will chair the Compensation Committee.

We have adopted a Compensation Committee charter, which details the principal functions of the Compensation Committee, including:

•

reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation;

•	reviewing and approving the compensation of all of our other officers, if applicable;

•	reviewing our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•	producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our ordinary shares and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons. Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that during the current fiscal year, all reports applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner in accordance with Section 16(a) of the Exchange Act.

Executive Officer and Director Compensation

None of our officers or directors have received any cash compensation from us for services rendered to us. We pay an affiliate of the Sponsor a total of $12,500 per month for office space, administrative and shared personnel support services. The Sponsor, officers and directors, or entities with which they are affiliated, are reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable Business Combinations. Our Audit Committee reviews on a quarterly basis all payments that are made to our Sponsor, officers, directors or any entity with which they are affiliated.

After the completion of our initial Business Combination, directors or members of our management team who remain with us may be paid consulting, management or other fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our shareholders in connection with a proposed Business Combination. It is unlikely the amount of such compensation will be known at the time such materials are distributed, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined by a compensation committee constituted solely by independent directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the completion of our initial Business Combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after the initial Business Combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business, but we do not believe that the ability of our management to remain with us after the completion of our initial Business Combination will be a determining factor in our decision to proceed with any potential Business Combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

Shareholder Communications

Shareholders who wish to communicate with the Board or with specified members of the Board should do so by sending any communication to the Company, Enterprise 4.0 Technology Acquisition Corp., 630 Ramona St., Palo Alto, CA Attention: Chief Executive Officer.

Any such communication should state the number of shares beneficially owned by the shareholder making the communication. Our Chief Executive Officer will forward such communication to the full Board or to any individual member or members of the Board to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Chief Executive Officer has the authority to discard the communication or take appropriate legal action regarding the communication.

BACKGROUND

We are a blank check company incorporated as a Cayman Islands exempted company on May 3, 2021. We were incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar Business Combination.

There are currently 38,200,000 of our Ordinary Shares, consisting of 30,700,000 Class A Ordinary Shares and 7,500,000 Class B Ordinary Shares issued and outstanding. In addition, we issued public warrants to purchase 15,000,000 Class A Ordinary Shares as part of our initial public offering and private placement warrants (included in our the Private Placement Units) to purchase 350,000 Class A Ordinary Shares as part of the private placement that we consummated simultaneously with the consummation of our initial public offering. Each whole warrant entitles its holder to purchase one Ordinary Share at an exercise price of $11.50 per share. The warrants will become exercisable 30 days after the completion of a Business Combination and expire five years after the completion of a Business Combination or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, upon a minimum of 30 days’ prior written notice of redemption, if the closing price of our Class A Ordinary Shares equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period commencing on the date the warrants become exercisable and ending three business days before we send the notice of redemption and if, and only if, there is a current registration statement in effect with respect to the Class A Ordinary Shares underlying such warrants at the time of redemption and for the entire 30-day trading period referred to above, except if the warrants may be exercised on a cashless basis and such cashless exercise is exempt from registration under the Securities Act.

If the Founder Share Amendment Proposal is approved and implemented, the Sponsor has informed us that the Sponsor intends to convert on a one-for-one basis 7,499,999 of the Class B Ordinary Shares held by it into 7,499,999 shares of Class A Ordinary Shares, and consequently, following the Founder Conversion, our Sponsor will continue to own one (1) share of the Class B Ordinary Shares.

As of the Record Date, approximately $313 million from our initial public offering and the simultaneous sale of the Private Placement Units is being held in our Trust Account in the United States maintained by Continental, acting as trustee, invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the proceeds in the Trust Account as described below.

You are not being asked to vote on the Business Combination at this time. If the Charter Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the Record Date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Charter Extension Date.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Ordinary Shares as of the Record Date but after giving effect to (i) the appointment of the New Management Team and (ii) the Founder Conversion, based on information obtained from the persons named below, with respect to the beneficial ownership of ordinary shares, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding Ordinary Shares;

•	each of our executive officers and directors constituting the New Management Team that beneficially owns our Ordinary Shares; and

•	all our executive officers and directors as a group.

In the table below, the presentation gives effect to the Founder Conversion, in which our Sponsor has committed, subject to the approval and implementation of the Founder Share Amendment Proposal, to convert on a one-for-one basis 7,499,999 shares of our Class B Ordinary Shares into 7,499,999 Class A Ordinary Shares, and accordingly, percentage ownership is based on 38,200,000 of our Ordinary Shares, consisting of (i) 38,199,999 Class A Ordinary Shares and (ii) one (1) Class B Ordinary Share, issued and outstanding as of the Record Date. Prior to our initial Business Combination, only holders of our Class B Ordinary Shares will have the right to vote on the appointment of directors. Holders of our Public Shares will not be entitled to vote on the appointment of directors during such time. In addition, prior to the completion of an initial Business Combination, holders of a majority of our Class B Ordinary Shares may remove a member of the Board for any reason. In addition, in a vote to transfer our company by way of continuation out of the Cayman Islands to another jurisdiction (including, but not limited to, the approval of the organizational documents of the Company in such other jurisdiction) (which requires a special resolution) prior to our initial Business Combination, holders of our Class B Ordinary Shares will have ten votes for every Class B Ordinary Share and holders of our Class A Ordinary Shares will have one vote for every Class A Ordinary Share. These provisions of the Memorandum and Articles of Association may only be amended (i) prior to the completion of an initial Business Combination, by a special resolution passed by at least 90% of the votes cast by the holders of issued shares present in person or by proxy at a general meeting and entitled to vote, or (ii) in connection with and immediately prior to the completion of an initial Business Combination or following the completion of an initial Business Combination, by a special resolution passed by at least a two-thirds majority of the votes cast by the holders of the issued shares present in person or by proxy at a general meeting and entitled to vote. With respect to any other matter submitted to a vote of our shareholders, including any vote in connection with our initial Business Combination, except as required by law, holders of our Founder Shares and holders of our Public Shares will vote together as a single class, with each share entitling the holder to one vote. Currently, all of the shares of Class B Ordinary Shares are convertible into Class A Ordinary Shares on a one-for-one basis at the time of a Business Combination (or immediately prior to or following the consummation thereof). Our Sponsor has informed us that it intends to consummate the Founder Conversion, in part, on the basis that having additional shares of our Class A Ordinary Shares issued and outstanding may assist the Company in meeting applicable continued listing requirements of the Nasdaq Stock Market LLC.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants included as part of the Private Placement Units as these warrants are not exercisable within 60 days of the date of the Record Date.

	Class A Ordinary Shares		Class B Ordinary Shares		Approximate Percentage of Outstanding Shares of Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned(2)	Approximate Percentage of Class
ENT4.0 Technology Sponsor LLC(2)	8,099,999	21.2%	1	100.0%	21.2%
Ross Haghighat(2)	—	—	—	—	—
Ronald Eastman (2)	—	—	—	—	—
Louis G. Lange, M.D., Ph. D.(2)	—	—	—	—	—
Glen Giovannetti(2)	—	—	—	—	—
All executive officers and directors as a group (four individuals)(2)	8,099,999	21.2%	1	100.0%	21.2%
Other 5% Owners:
Polar Asset Management Partners Inc.(3)	1,579,999	4.1%	—	—	4.1%

1)	Unless otherwise noted, the business address of each of the above entities or individuals is c/o Enterprise 4.0 Technology Acquisition Corp., 630 Ramona St., Palo Alto, CA 94301.
2)

Shares are held by ENT4.0 Technology Sponsor LLC, a limited liability company. ENT4.0 Technology Sponsor LLC, our Sponsor, is the record holder of the securities reported herein. Each of the members of the New Management Team is or will be, directly or indirectly, a member of our Sponsor. By virtue of these relationships, each of the entities and individuals named in this footnote may be deemed to share beneficial ownership of the securities held of record by our Sponsor. Each of them disclaims any such beneficial ownership except to the extent of their pecuniary interest

3)

According to a Schedule 13G filed on February 10, 2023, Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada, which serves as the investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”, and together with Polar Asset Management Partners Inc., the “Polar Parties”), with respect to 1,579,999 shares owned by PMSMF. The principal business address for the Polar Parties is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

FUTURE SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that we will hold an extraordinary general meeting before the Charter Extension Date to consider and vote upon approval of a Business Combination. Accordingly, if we consummate a Business Combination, the Company’s next annual meeting of shareholders will be held at a future date to be determined by the post-Business Combination company. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate a Business Combination before the Charter Extension Date, the Company will wind up, liquidate and dissolve.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more shareholders reside if the Company believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company’s disclosure documents, the shareholders should follow these instructions:

•	if the shares are registered in the name of the shareholder, the shareholder should contact the Company at the following:

Enterprise 4.0 Technology Acquisition Corp.

630 Ramona St.

Palo Alto, CA 94301

Email: info@ent40acquisitioncorp.com

•	if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. The Company’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of the Company’s filings with the SEC (excluding exhibits) at no cost by contacting the Company at the address and/or telephone number below.

If you would like additional copies of this proxy statement or the Company’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Meeting, you should contact the Company at the following address and e-mail address:

Enterprise 4.0 Technology Acquisition Corp.

630 Ramona St.

Palo Alto, CA 94301

Email: info@ent40acquisitioncorp.com

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address, telephone number and e-mail address:

MacKenzie Partners, Inc.

1407 Broadway, 27th Floor

New York, NY 10018

Attn: Dan Sullivan

Toll Free Telephone: 1-800-322-2885

Main Telephone: 212-929-5500

E-mail: proxy@mackenziepartners.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are a shareholder of the Company and would like to request documents, please do so by April 13, 2023, five business days prior to the Meeting, in order to receive them before the Meeting. If you request any documents from the Company, such documents will be mailed to you by first class mail or another equally prompt means.

ANNEX A

PROPOSED AMENDMENTS

TO THE

AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

ENTERPRISE 4.0 TECHNOLOGY ACQUISITION CORP.

(the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of Article 168(a)(i) and replacing it with the following:

“168 (a) In the event that:

(i)

the Company does not consummate a Business Combination by eighteen months after the closing of the IPO, as may be extended by the Directors on a monthly basis up to six times (or such earlier date as determined by the Directors), the Company shall: (x) cease all operations except for the purpose of winding up; (y) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (z) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in the case of sub-articles (y) and (z), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law; or”

RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of Article 168(b) and replacing it with the following:

“168 (b) If any amendment is made to Article 168(a) that would affect the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination within eighteen months after the date of the closing of the IPO, as may be extended by the Directors on a monthly basis up to six times (or such earlier date as determined by the Directors), or any amendment is made with respect to any other provisions of these Articles relating to the rights of holders of Class A Shares, each holder of Public Shares who is not a Founder, officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay its tax obligations, if any, divided by the number of Public Shares then in issue, provided that the Company shall only redeem Public Shares pursuant to this so long as (after such redemption) the Company’s net tangible assets to be less than US$5,000,001 either prior to or upon completion of the initial Business Combination, after payment of the deferred underwriting commission.”

RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of Article 14 and replacing it with the following:

“Subject to adjustment as provided in Article 15, Class B Shares shall automatically convert into Class A Shares on a one-for-one basis (the “Initial Conversion Ratio”) at the time of a Business Combination or at any earlier date at the option of the holders of the Class B Shares, subject to adjustment to account for share subdivisions, share capitalisations, reorganisations, recapitalisations of other adjustments to the aggregate authorised or issued share capital of the Company.”

ENTERPRISE 4.0 TECHNOLOGY ACQUISITION CORP.

630 RAMONA STREET

PALO ALTO, CA 94301

FOR THE EXTRAORDINARY GENERAL MEETING IN LIEU OF AN ANNUAL GENERAL MEETING OF

SHAREHOLDERS OF

ENTERPRISE 4.0 TECHNOLOGY ACQUISITION CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Steven Fletcher (the “Proxy”) as proxy, with full power to act and the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the extraordinary general meeting in lieu of an annual general meeting of Enterprise 4.0 Technology Acquisition Corp. (the “Company”) to be held on April 20 2023 at 12:00 p.m. Eastern Time, at the offices of the Company located at 630 Ramona Street, Palo Alto, CA 94301 or at any adjournments and/or postponements thereof. The Company will also be hosting the extraordinary general meeting in lieu of an annual general meeting via live webcast on the Internet at https://www.cstproxy.com/ent40acquisitioncorp/2023. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in each Proxy’s discretion on such other matters as may properly come before the extraordinary general meeting in lieu of an annual general meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

ENTERPRISE 4.0 TECHNOLOGY ACQUISITION CORP. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4.		Please mark votes as ☒ indicated in this example

(1) The Extension Amendment Proposal — RESOLVED, as a special resolution, that the Amended and Restated Memorandum of Association and Articles of Association be amended in the form attached to the proxy statement as Annex A, with immediate effect, in order to extend the date by which the Company has to consummate a Business Combination from April 21, 2023 to October 21, 2023 (or such earlier date as determined by the Board).

	FOR ☐	AGAINST ☐	ABSTAIN ☐

(2) The Founder Share Amendment Proposal — RESOLVED, as a special resolution, that the Amended and Restated Memorandum of Association and Articles of Association be amended in the form attached to the proxy statement as Annex A, with immediate effect, in order to provide for the right of a holder of Class B Ordinary Shares to convert into Class A Ordinary Shares on a one-for-one basis at any time prior to the closing of a Business Combination at the option of a holder of the Class B Ordinary Shares.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

(3) The Auditor Ratification Proposal — RESOLVED, as an ordinary resolution, that the appointment of WithumSmith+Brown, PC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023 be ratified, approved and confirmed in all respects.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

(4) The Adjournment Proposal — RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting in lieu of an annual general meeting to a later date or dates to be determined by the chairman of the extraordinary general meeting in lieu of an annual general meeting, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies be confirmed, ratified and approved in all respects.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

Date: , 2023

Signature

Signature (if held jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

A vote to abstain will have no effect on proposal 1, proposal 2 and proposal 3. The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of proposals 1, 2 and 3. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~